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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                           -------------------------


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 14, 1996



                      TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)


                                    Maryland
                            (State of Incorporation)


               1-11918                                        94-3175659
      (Commission File Number)                         (IRS Employer Id. Number)



      Four Embarcadero Center, Suite 3150                         94111
               San Francisco, CA                               (Zip Code)
   (Address of principal executive offices)





                                 (415) 391-4300
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number   Exhibit

1.1 Definitive Underwriting Agreement dated June 14, 1996 relating to the sale of 9 3/8% Series A Cumulative Preferred Stock, par value $.01 per share.

3.1 Definitive Articles Supplementary Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock, incorporated by reference to Exhibit 1 of Form 8-A/A of TriNet Corporate Realty Trust, Inc., dated June 28, 1996, filed with the Securities and Exchange Commission on July 1, 1996.

4.1 Definitive Supplemental Indenture No. 1, dated as of May 22, 1996, relating to the 7.30% Notes due 2001 and the 7.95% Notes due 2006.

4.2      Definitive Indenture, dated as of May 22, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              TRINET CORPORATE REALTY TRUST, INC.


                              By: /s/ A. William Stein
                                  --------------------------------------------
                                  A. William Stein
                                  Executive Vice President and Chief Financial
                                  Officer (Authorized Officer of the Registrant and Principal Financial Officer)



Dated:  June 28, 1996


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